AMERICANWEST BANCORPORATION

Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Rusnak, state and attest that:

(1)	I am the Chief Financial Officer of AmericanWest Bancorporation (the “Registrant”).

(2)	I hereby certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

•

the Quarterly Report on Form 10-Q of the Registrant for the period ended March 31, 2008 (the “periodic report”) containing financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant for the periods presented.

Name:	/s/ Patrick J. Rusnak
Title	Executive Vice President and Chief Operating Officer and Chief Financial Officer
Date:	May 6, 2008